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                                                                   EXHIBIT 10(l)


                                                  May 23, 2001

VIA FEDERAL EXPRESS

Mr. Richard E. Bailey

Dear Dick:

     This letter is to confirm our recent conversation regarding a clarification of the letter agreement dated April 30, 2001 (the "Severance Agreement") between you and Dean Foods Company (the "Company") concerning your separation from employment by the Company.

     Specifically, this letter is to amend the Severance Agreement to eliminate an inconsistency in its terms. For your convenience, I have enclosed a copy of the signed Severance Agreement. Accordingly, the Severance Agreement is hereby amended as follows:

     Enumerated Point 1 under the section captioned "CIC Benefits" is eliminated in its entirety and the following provision is inserted in its place:

     "1. A payment equal to $984,000.00, in lieu of two years of annual incentive bonus awards, less legal deductions, payable within thirty
     (30) days after the above-described Change-In-Control of the Company."

All other provisions of the Severance Agreement shall remain in full force and effect.

     In order to accept this amendment to the Severance Agreement, please return a signed copy of this letter to me within twenty-one (21) days after the date of your receipt of this letter. You can also revoke this amendment within seven (7) days after you sign it. You are advised to contact an attorney prior to executing this amendment.


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     Please acknowledge immediately below that you received this amendment on
May 24, 2001. You may do so by signing each of the three enclosed originals under the receipt line and return one duplicate original to me in the enclosed overnight envelope.

                                                  Very truly yours,

                                                  DEAN FOODS COMPANY


                                                  /s/ Dale E. Kleber
                                                  -----------------------------
                                                  Dale E. Kleber
                                                  Vice President, Secretary and
                                                  General Counsel
DEK:mc
Enclosures




I received this Amendment on     5/24/01
                             ---------------

                                             Signature:  /s/ Richard E. Bailey
                                             -----------------------------------
                                             Date:   5/24/01
                                                  ------------------------------

I have read and understand the Amendment and accept and agree to it.

                                             Signature:  /s/ Richard E. Bailey
                                             -----------------------------------
                                             Date:   5/24/01
                                                  ------------------------------


Employee's Full name:

Richard E. Bailey